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BRIAR FUNDS TRUST

Supplement dated January 30, 1996 to Prospectus dated January 20, 1995

The Board of Trustees of the Briar Funds Trust/The Stalwart Funds unanimously voted on Friday, January 26, 1996 to terminate its Advisory contract with Brian Capital Management L.L.C. (the "Adviser"), all of its Sub-Advisory Agreements with Pekin, Singer, Shapiro Asset Management, Inc., Harris Associates L.P., Wasatch Advisors, Inc. and Harding, Loevner Management, L.P., its Distribution Agreement with S.F. Investments, Inc., its Custodian Agreement with United Missouri Bank and its Transfer Agency and Administrative Agreements with Sunstone Financial Group, Inc. The Board of Trustees expressed its desire to terminate the contracts effective 45 days after prompt notice is given and authorized its officers to request a waiver of any applicable notice provisions requiring notice in excess of 45 days from each service provider.

The Board also adopted a resolution that the Funds cease accepting additional purchases of shares. The Adviser anticipates that each of the Funds will begin liquidating, as soon as possible in an orderly fashion considering the best interests of shareholders of the Funds, all portfolio investments and anticipates holding the proceeds in short-term debt obligations.



















This Supplement should be retained with your Prospectus for future reference